Supplement dated February 24, 2021
to the Prospectus and Summary Prospectus, as supplemented, if applicable, of the following Fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	1/1/2021
Effective March 1, 2021 (the Effective Date), the information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus  is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2008
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
The rest of the section remains the same.
On the Effective Date, the information under the caption “Primary Service Providers - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2008
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2012
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Portfolio Manager	Portfolio Manager	2020
Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
Mr. Cameron joined one of the Columbia Management legacy firms or acquired business lines in 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto.
Mr. Vickery joined the Investment Manager in 2010. Mr. Vickery began his investment career in 2006 and earned a B.B.A. at the University of Georgia and an MBA from the Kellogg School of Management at Northwestern University.
Mr. Lin joined the Investment Manager in 2019. Prior to joining the Investment Manager, Mr. Lin worked as a senior analyst at Yulan Capital, LLC Group and previously worked as an analyst at Surveyor Capital (Citadel, LLC.), Merchants’ Gate Capital, LP and J.P. Morgan Securities. Mr. Lin began his investment career in 2006 and earned a Bachelor of Commerce degree from Queen’s University and an MBA from the Wharton School, University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP142_08_007_(02/21)